SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 31, 2003

Collegiate Funding of Delaware, L.L.C.

(Exact name of registrant as specified in charter)

Sponsor of:

Collegiate Funding Services Education Loan Trust 2003-A

Delaware (State or other jurisdiction of incorporation)	333-102258 (Commission File Number)	13-1812121 (IRS Employer Identification No.)

100 Riverside Parkway, Suite 125, Fredericksburg, Virginia (Address of principal executive offices)	22406 (Zip Code)

(540) 374-1600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.	Other Events

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A.

Item 7.	Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K

Exhibit No.

20.1 Monthly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

Date: September 12, 2003	By:	/s/ Kevin A. Landgraver
	Name: Title:	Kevin A. Landgraver Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
20.1	Monthly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A